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                                  EXHIBIT 3(B)

                             HEALTH & LEISURE, INC.
                        1986 INCENTIVE STOCK OPTION PLAN

         Incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1988 filed December 28, 1989 (see Exhibit 3(E) therein).

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